Dreyfus

Large Company

Value Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Large Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Company Value Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The Standard & Poor' s 500 Composite Stock Price Index, a broad measure of large-cap stock performance, rose more than 6% over the 12-month reporting period. Investor enthusiasm over technology stocks drove most major stock market indices to new highs. Conversely, in the first nine months of 2000, the equity investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Large Company Value Fund.


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 7.11% . (1) For the same period, the Russell 1000 Value Index, the fund's benchmark, produced a total return of 5.52%.(2)

We attribute the fund' s good performance to several strong individual stock selections. The fund also benefited from our decisions to emphasize certain industry groups in light of their long-term growth prospects.

What is the fund's investment approach?

The fund invests primarily in large-capitalization, value-oriented companies. We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks, first to identify those that appear underpriced in relation to their intrinsic values and then to focus on those value stocks we believe are best positioned to grow in the prevailing market environment. Our team of experienced analysts examines the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with exposure to individual market sectors. Instead of attempting to predict which industries or sectors are likely to perform best in the near future, we allocate the fund's resources among sectors in roughly the same proportions as our benchmark. However, we may choose to moderately emphasize certain sectors that we believe offer greater long-term growth prospects than the overall market.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance during the first half of the period was largely driven by a sharp rise in technology stocks. When many higher valuation technology and Internet-related stocks failed to meet our value-oriented investment criteria, we identified and invested in several large, well-established technology companies, such as Intel and IBM, which did meet our standards. We allocated an average of approximately 11.3% of the fund's assets to technology stocks during the period as a whole, compared with approximately 6.5% for the Russell 1000 Value Index. Although many technology stocks suffered steep declines during the second half of the period, including several of the fund's investments, our technology holdings preserved a significant percentage of the gains achieved earlier in the period.

From mid-March 2000 through the end of the period, market strength shifted from technology to other industries and market sectors. The fund realized its greatest gains during these months, with positive contributions from a wide variety of industries, including financial services, communications services, utilities and health care.

Financial services represented the fund's largest single group of holdings at an average 23.4% of the portfolio. More specifically, we realized strong returns from global institutions, such as Citigroup and The Bank of New York, as well as insurers, such as Lincoln National and Exel Capital. In communications services, we focused on fast-growing players, such as SBC Communications. Among utilities, we concentrated on companies, such as Coastal and Dynergy, that were well positioned to capitalize on rising energy prices. Our health care holdings ranged from hospital groups, such as HCA, to pharmaceutical firms, such as ALZA

What is the fund's current strategy?

As of October 31, 2000, we have continued to allocate a relatively high percentage of the fund's assets to value-oriented technology stocks. We believe that technology remains a driving force behind U.S. economic growth, delivering
products    that    stimulate    consumer    spending,    as    well

4

as productivity enhancements that enable businesses to grow earnings while limiting price increases. Although many technology stocks appear overpriced to us compared to their intrinsic values, we have continued to find attractive investment opportunities that meet our value-oriented investment criteria.

We have also continued to allocate a significant percentage of the fund's assets to the financial group. Prices of financial stocks have benefited from rising interest rates. We believe the sector's underlying fundamentals remain strong and that shares of many leading companies offer attractive long-term investment opportunities.

We are pleased that value stocks showed sustained strength during the second half of the recent period. While we can't be sure this trend will continue, we believe that value-oriented stocks remain attractively priced relative to growth-oriented stocks, and we continue to maintain our strict commitment to value investing.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.


                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund with the Russell 1000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00



                                    Inception                                                      From
                                    Date               1 Year               5 Years            Inception
----------------------------------------------------------------------------------------------------------

FUND                                12/29/93            7.11%               16.54%               15.82%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS LARGE COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 1000 VALUE INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENT APPROXIMATELY 89% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2000



COMMON STOCKS--97.8%                                    Shares                  Value ($)
-----------------------------------------------------------------------------------------
BANKING--7.4%

Bank of America                                         24,100                  1,158,306

Bank of New York                                        34,900                  2,008,931

Chase Manhattan                                         25,500                  1,160,250

FleetBoston Financial                                   13,700                    520,600

Wells Fargo                                             47,000                  2,176,688

                                                                                7,024,775

COMMERCIAL SERVICES--.3%

McGraw-Hill Cos.                                         3,800                    243,913

CONSUMER DURABLES--.5%

General Motors                                           8,125                    504,766

CONSUMER NON-DURABLES--10.4%

Anheuser-Busch Cos.                                     21,900                  1,001,925

Coca-Cola                                                8,400                    507,150

Kimberly-Clark                                           8,300                    547,800

Flowers Industries                                      28,300                    435,112

NIKE, Cl. B                                             11,400                    455,288

Nabisco Group Holdings                                  34,500                    996,187

PepsiCo                                                 18,700                    905,781

Philip Morris Cos.                                      66,700                  2,442,887

Procter & Gamble                                        19,800                  1,414,463

UST                                                     45,900                  1,158,975

                                                                                9,865,568

CONSUMER SERVICES--3.5%

Clear Channel Communications                             4,900  (a)               294,306

Comcast, Cl. A                                          13,100  (a)               533,825

Disney (Walt)                                           47,400                  1,697,512

Viacom, Cl. B                                           13,700  (a)               779,188

                                                                                3,304,831

ELECTRONIC TECHNOLOGY--6.1%

Boeing                                                  13,000                    881,562

Compaq Computer                                         64,400                  1,958,404

Hewlett-Packard                                         15,000                    696,563

Intel                                                   11,300                    508,500

International Business Machines                          7,700                    758,450

Micron Technology                                       26,100  (a)               906,975

United Technologies                                      1,100                     76,794

                                                                                5,787,248

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------

ENERGY MINERALS--6.7%

Anadarko Petroleum                                       8,700                    557,235

Conoco, Cl. B                                            9,485                    257,873

Exxon Mobil                                             53,021                  4,728,810

Santa Fe International                                  21,400                    781,100

                                                                                6,325,018

FINANCE--23.4%

American Express                                        23,800                  1,428,000

American General                                        12,100                    974,050

American International Group                            29,650                  2,905,700

Associates First Capital                                13,100                    486,337

Bank One                                                26,400                    963,600

Citigroup                                               97,000                  5,104,625

Freddie Mac                                             18,200                  1,092,000

Fannie Mae                                              10,200                    785,400

Gallagher (Arthur J.) & Co.                             16,000                  1,010,000

Goldman Sachs Group                                      3,400                    339,363

GreenPoint Financial                                    32,100                    954,975

Household International                                  6,800                    342,125

John Hancock Financial Services                          8,800                    278,300

MBNA                                                    12,100                    454,506

Marsh & McLennan Cos.                                    4,000                    523,000

Merrill Lynch & Co.                                     12,000                    840,000

Morgan Stanley Dean Witter & Co.                        19,000                  1,525,938

PartnerRe                                               17,800                    970,100

USA Education                                           19,400                  1,083,975

                                                                               22,061,994

HEALTH SERVICES--1.1%

AmeriSource Health, Cl. A                                9,900  (a)               430,031

HCA--The Healthcare Company                             14,100                    563,119

                                                                                  993,150

HEALTH TECHNOLOGY--10.2%

ALZA                                                    11,000  (a)               890,313

Abbott Laboratories                                     20,400                  1,077,375

Alpharma, Cl. A                                         23,800                    923,737

American Home Products                                   6,400                    406,400

Baxter International                                     5,800                    476,688

Bristol-Myers Squibb                                    14,700                    895,781

8

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
----------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Johnson & Johnson                                        9,700                    893,613

King Pharmaceuticals                                    34,100  (a)             1,528,106

Merck & Co.                                             17,600                  1,582,900

Schering-Plough                                         17,500                    904,531

                                                                                9,579,444

NON-ENERGY MINERALS--.9%

Alcoa                                                   30,800                    883,575

PROCESS INDUSTRIES--2.9%

du Pont (EI) de Nemours                                 14,300                    648,863

PPG Industries                                          11,600                    517,650

Union Carbide                                           22,800                    980,400

Willamette Industries                                   16,800                    610,050

                                                                                2,756,963

PRODUCER MANUFACTURING--5.2%

Emerson Electric                                        22,500                  1,652,344

General Electric                                        13,500                    739,969

Minnesota Mining & Manufacturing                         6,100                    589,412

Tyco International                                      34,300                  1,944,381

                                                                                4,926,106

RETAIL--2.5%

Costco Wholesale                                        12,900  (a)               472,462

Sears, Roebuck & Co.                                    31,800                    945,414

Wal-Mart Stores                                         20,700                    939,263

                                                                                2,357,139

TECHNOLOGY SERVICES--.5%

LifePoint Hospitals                                     11,400  (a)               441,750

UTILITIES--16.2%

AES                                                      9,000  (a)               508,500

AT&T                                                         1                         23

Coastal                                                 19,100                  1,440,856

Duke Energy                                             17,700                  1,529,944

Dynegy                                                  17,900                    828,994

Enron                                                   11,900                    976,544

Qwest Communications International                      10,608  (a)               515,814

SBC Communications                                     103,158                  5,950,927

Southern                                                10,100                    296,687

Southern Energy                                         20,700                    564,075

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares                  Value ($)
-----------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sprint (Fon Group)                                       9,800                    249,900

Telefonos de Mexico, ADR                                 8,700                    469,256

Verizon Communications                                   5,000                    289,063

WorldCom                                                69,900  (a)             1,660,125

                                                                               15,280,708

TOTAL COMMON STOCKS

   (cost $71,157,938)                                                          92,336,948
---------------------------------------------------------------------------------------------

                                                      Principal
SHORT-TERM INVESTMENTS--4.2%                          Amount ($)                Value ($)
----------------------------------------------------------------------------------------------

U.S. TEASURY BILLS:

   5.85%, 11/24/2000                                    86,000                     85,672

   6.13%, 12/7/2000                                    243,000                    241,525

   6.28%, 12/21/2000                                   206,000                    204,185

   6.16%, 12/28/2000                                   323,000                    319,838

   6.12%, 1/11/2001                                  2,559,000                  2,528,062

   6.14%, 1/18/2001                                    630,000                    621,602

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,001,524)                                                            4,000,884
--------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $75,159,462)                     102.0%                96,337,832

LIABILITIES, LESS CASH AND RECEIVABLES                    (2.0%)               (1,869,863)

NET ASSETS                                               100.0%                94,467,969

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


10



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  75,159,462  96,337,832

Cash                                                                     28,995

Receivable for investment securities sold                             1,207,099

Dividends receivable                                                     75,360

Receivable for shares of Common Stock subscribed                          7,965

Prepaid expenses                                                          3,326

                                                                     97,660,577
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            91,169

Payable for investment securities purchased                           3,013,607

Payable for shares of Common Stock redeemed                              34,715

Accrued expenses                                                         53,117

                                                                      3,192,608
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,467,969
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      68,384,731

Accumulated undistributed investment income--net                        447,151

Accumulated net realized gain (loss) on investments                   4,457,717

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                          21,178,370
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       94,467,969
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,196,312

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    22.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,916 foreign taxes withheld at source)      1,575,614

Interest                                                                90,761

TOTAL INCOME                                                         1,666,375

EXPENSES:

Management fee--Note 3(a)                                              757,049

Shareholder servicing costs--Note 3(b)                                 370,861

Professional fees                                                       31,039

Prospectus and shareholders' reports                                    25,766

Registration fees                                                       16,424

Custodian fees--Note 3(b)                                               14,032

Interest expense--Note 2                                                 5,778

Directors' fees and expenses--Note 3(c)                                  3,200

Miscellaneous                                                            9,576

TOTAL EXPENSES                                                       1,233,725

INVESTMENT INCOME--NET                                                 432,650
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              5,024,392

Net realized gain (loss) on financial futures                         (19,330)

NET REALIZED GAIN (LOSS)                                             5,005,062

Net unrealized appreciation (depreciation) on investments              916,298

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,921,360

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,354,010

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            432,650              772,415

Net realized gain (loss) on investments         5,005,062           14,049,725

Net unrealized appreciation (depreciation)
   on investments                                 916,298            4,265,714

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,354,010           19,087,854
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (635,497)            (575,758)

Net realized gain on investments              (14,240,000)                  --

TOTAL DIVIDENDS                               (14,875,497)            (575,758)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  20,623,556           45,354,543

Dividends reinvested                           14,415,522              548,869

Cost of shares redeemed                       (53,910,211)         (78,366,773)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (18,871,133)         (32,463,361)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (27,392,620)         (13,951,265)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,860,589          135,811,854

END OF PERIOD                                  94,467,969          121,860,589

Undistributed investment income--net              447,151              649,998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       958,320            1,953,625

Shares issued for dividends reinvested            681,585               25,040

Shares redeemed                                (2,512,924)          (3,307,066)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (873,019)          (1,328,401)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                    Year Ended October 31,
                                                   -----------------------------------------------------------

                                                   2000           1999       1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period              24.04          21.23      21.35          18.05         15.46

Investment Operations:

Investment income--net                              .09(a)         .13(a)     .09            .07           .12

Net realized and unrealized
   gain (loss) on investments                      1.42           2.77        .91           4.33          4.68

Total from Investment Operations                   1.51           2.90       1.00           4.40          4.80

Distributions:

Dividends from investment income--net              (.13)          (.09)      (.06)          (.11)         (.21)

Dividends from net realized gain
   on investments                                 (2.91)             --     (1.06)          (.99)        (2.00)

Total Distributions                               (3.04)          (.09)     (1.12)         (1.10)        (2.21)

Net asset value, end of period                    22.51          24.04      21.23          21.35         18.05
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   7.11          13.71       4.83          25.29         34.35
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                              1.22           1.25       1.24           1.22          1.25

Ratio of interest expense to
   average net assets                               .01            .01         --             --            --

Ratio of net investment income
   to average net assets                            .43            .55        .36            .41           .93

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                           --             --         --            .06           .32

Portfolio Turnover Rate                          152.15         141.99     156.72         110.14        186.39
------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)            94,468        121,861    135,812        161,960        34,187

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



14


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of

                                                                  The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,011 during the period ended October 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue    Code

16

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 2000 was approximately $92,400, with a related weighted average annualized interest rate of 6.25%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or
other    industry    pro-

                                                               The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fessional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, the fund was charged $252,350 pursuant to the Shareholder Services Plan, of which $159,900 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $128,401 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $14,032 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company' s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

18


(e) During the period ended October 31, 2000, the fund incurred total brokerage commissions of $336,104, of which $14,716 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000, amounted to $151,994,719 and $186,367,456, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2000, there were no financial futures contracts outstanding.

(b) At October 31, 2000, accumulated net unrealized appreciation on investments was $21,178,370, consisting of $22,193,299 gross unrealized appreciation and $1,014,929 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Large Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund (one of the series constituting Dreyfus Growth and Value Funds, Inc.) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 8, 2000

20



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.6540 per share as a long-term capital gain distribution of the $3.0430 per share paid on December 10, 1999.

In accordance with Federal tax law, the fund hereby designates 33.00% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.

                                                             The Fund 21

                     For More Information

                        Dreyfus Large Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  251AR0010




Dreyfus

Small Company

Value Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                       Small Company Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Company Value Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

The Russell 2000 Index, a broad measure of small-cap stock performance, rose more than 17% over the 12-month reporting period. Investor enthusiasm over technology stocks drove the market to new highs. Conversely, in the first nine months of 2000, the small-cap investment environment was marked by dramatic price fluctuations. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth

In our view, the stock market's recent weakness is a reminder that 20% annual gains are not the norm, historically speaking. Since stocks provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Small Company Value Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000

2




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 23.78%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 17.30% for the same period.(2)

We attribute the fund' s strong performance to our ability to uncover many value-oriented companies in a variety of industries, such as energy and retail, that later appreciated in price. In addition, the fund benefited from a show of investor preference for value versus growth stocks, particularly during the second half of the reporting period.

What is the fund's investment approach?

Our  focus  is  to identify inexpensive stocks with solid long-term fundamentals and improving prospects. The process includes searching for companies with low price-to-earnings (" P/E" ) ratios, defined as low stock prices in relation to expected earnings. To do this, we compare a company's P/E ratio to its own historical averages as well as to other companies in the same industry. We then develop an earnings estimate for each investment candidate, and focus on those companies that we think can do better than the average expectations of Wall Street analysts. Our approach includes meeting with corporate management, competitors and suppliers of these companies to identify positive trends before
they    become    widely    known    in    the    investment    community.

What other factors influenced the fund's performance?

Many areas of the marketplace offered significant value opportunities that helped contribute to the fund's strong performance. For example, the energy area was especially intriguing because the industry's stock prices did not reflect
soaring    oil    prices.    That's   because   early   in   the

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

reporting period, investors remained focused on technology stocks, dismissing energy stocks as part of the "old economy." During that period we increased our weighting in the energy services area, a move that allowed us to take advantage of numerous bargain investment opportunities. By mid-March when technology stocks sold off sharply, investors began to turn their attention to other sectors, like energy. Since early 2000, many of the fund's energy investments, particularly its oil drilling companies, have performed very well, increasing
the    fund'   s    overall    returns.

Another area that benefited the fund was our exposure to the retail sector, which had been penalized in 1999 because investors believed that the Internet might render the traditional "brick and mortar" retailers obsolete. Instead of being a threat, many of these Internet companies have since gone out of business, thereby eliminating the threat. In addition, the year-end holiday season has traditionally been a favorable period for retailers.

Although the fund' s allocation to technology stocks was significantly greater than that of the Index during the entire reporting period, the decline of tech stocks was another factor that had a marked effect on the fund's relative performance. Since March, the fund's large exposure to technology stocks held back our performance. Investors concerned about a slowing economy shifted their attention to more conservative areas of the market. While our portfolio owns inexpensive tech stocks, our performance was hindered by this shift in investor sentiment out of the technology sector.

One way for companies to boost their earnings is to outsource non-core activities. For example, a beverage company might contract with an outside firm to perform all of its information technology tasks. Early in the fiscal year, we invested in several such "contract" information technology services companies because we thought they would do well after the Y2K period, a period in which technology budgets were frozen. The upswing did not take place, and as a result, our investments in these stocks declined later in the period. However, we are confident that these stocks represent good value and have chosen to remain
invested    in    this    area.


4


What is the fund's current strategy?

While macroeconomic factors such as inflation, interest rates and economic growth can affect the fund's performance, our strategy is to select stocks for the fund on a company-by-company basis, with emphasis given to a stock's
individual    merits.

As the reporting period came to a close, we increased our exposure to several of our holdings in semiconductor capital equipment stocks, which we believe offered compelling values. These companies manufacture the equipment used by
semiconductor   companies,   the   "chips"   that   power  personal  computers,
communications   devices   and   other   electronic   products.   Historically,
semiconductor capital equipment stocks are considered cyclical stocks, meaning that their fortunes rise and fall according to the economy's growth rate. Since the economy has slowed, these stocks have fallen in price and, in our view, currently represent very attractive investment opportunities for the fund

November    15,    2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/00



                                          Inception                                                From
                                            Date             1 Year            5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------
FUND                                      12/29/93            23.78%           17.81%             15.86%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALL COMPANY VALUE FUND ON 12/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE RUSSELL 2000 VALUE INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP VALUE STOCK PERFORMANCE.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


6




STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--100.2%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--8.7%


AK Steel Holding                                                                                192,100                1,776,925

Agrium                                                                                          489,600                5,110,200

Crompton                                                                                        396,700                3,173,600

Gaylord Container, Cl. A                                                                        528,200  (a)           1,155,437

Georgia Gulf                                                                                     84,700                1,132,862

Hercules                                                                                         52,700                  965,069

PolyOne                                                                                         554,500                4,366,687

TETRA Technologies                                                                              292,400  (a)           4,221,525

UCAR International                                                                               81,000  (a)             668,250

Wellman                                                                                         259,800                3,897,000

                                                                                                                      26,467,555

CAPITAL GOODS--8.5%

AGCO                                                                                            124,800                1,419,600

ANTEC                                                                                            73,300  (a)             893,344

Allen Telecom                                                                                   370,200  (a)           6,918,112

CommScope                                                                                       161,400  (a)           4,085,437

DONCASTERS, ADS                                                                                 162,800  (a)           2,930,400

Flowserve                                                                                       168,900                3,399,112

Foster Wheeler                                                                                  271,000                1,998,625

Pentair                                                                                          75,800                2,259,787

Wolverine Tube                                                                                  141,000  (a)           1,921,125

                                                                                                                      25,825,542

CONSUMER DURABLES--3.5%

BE Aerospace                                                                                    105,800  (a)           1,745,700

Midway Games                                                                                    404,100  (a)           3,131,775

Quiksilver                                                                                      172,000  (a)           3,289,500

Snap-On                                                                                          95,000                2,428,437

                                                                                                                      10,595,412

CONSUMER NON-DURABLES--5.9%

Dial                                                                                             98,900                1,106,444

Furniture Brands International                                                                   99,700  (a)           1,682,438

NBTY                                                                                            187,100  (a)           1,216,150

Rayovac                                                                                         143,700  (a)           2,119,575

Reebok International                                                                            207,900  (a)           4,482,844

Russell                                                                                          25,300                  404,800

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Tommy Hilfiger                                                                                  401,400  (a)           4,666,275

Vans                                                                                            100,200  (a)           1,296,337

Wolverine World Wide                                                                             94,600                1,022,863

                                                                                                                      17,997,726

CONSUMER SERVICES--23.6%

Abercrombie & Fitch, Cl. A                                                                      103,900  (a)           2,448,144

Borders Group                                                                                    77,400  (a)           1,073,925

Brown Shoe                                                                                       90,500                  888,031

Burlington Coat Factory Warehouse                                                               172,100                2,710,575

Citadel Communications                                                                          177,800  (a)           2,155,825

Emmis Communications, Cl. A                                                                     218,450  (a)           5,843,537

Entercom Communications                                                                         154,600  (a)           6,058,387

Finish Line, Cl. A                                                                              244,400  (a)           1,863,550

Finlay Enterprises                                                                              154,300  (a)           2,140,913

Fleming Cos.                                                                                    271,600                3,853,325

Footstar                                                                                         33,100  (a)           1,187,463

Information Resources                                                                           161,000  (a)             855,313

Landry's Seafood Restaurants                                                                    166,800                1,344,825

Michaels Stores                                                                                 135,800  (a)           3,301,637

OfficeMax                                                                                       804,300  (a)           2,312,363

Outback Steakhouse                                                                              100,400  (a)           2,861,400

Pacific Sunwear of California                                                                   159,300  (a)           3,265,650

Papa John's International                                                                        73,000  (a)           1,834,125

Profit Recovery Group International                                                             250,200  (a)           1,344,825

Regis                                                                                           259,700                3,927,963

Ross Stores                                                                                     159,000                2,096,812

School Specialty                                                                                183,500  (a)           2,821,313

Six Flags                                                                                       339,000  (a)           5,296,875

Sunglass Hut International                                                                      351,800  (a)           2,726,450

Valassis Communications                                                                          76,000  (a)           2,109,000

Watson Wyatt & Co. Holdings                                                                      21,690                  375,508

Wet Seal, Cl. A                                                                                 175,000  (a)           3,281,250

Williams-Sonoma                                                                                  74,700  (a)           1,554,694

                                                                                                                      71,533,678

ENERGY--11.0%

Core Laboratories                                                                                63,800  (a)           1,375,688

Global Industries                                                                               197,600  (a)           2,074,800

8

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Key Energy Services                                                                             756,300  (a)           6,806,700

Newpark Resources                                                                               373,000  (a)           3,357,000

Ocean Energy                                                                                    347,000  (a)           4,814,625

Oceaneering International                                                                        55,200  (a)             776,250

Offshore Logistics                                                                              159,700  (a)           2,754,825

Parker Drilling                                                                                 388,700  (a)           2,332,200

Seitel                                                                                          310,700  (a)           4,660,500

Trico Marine Services                                                                           261,200  (a)           4,342,450

                                                                                                                      33,295,038

FINANCIAL SERVICES--1.1%

Everest Re Group                                                                                 42,300                2,479,837

NCO Group                                                                                        43,200  (a)             945,000

                                                                                                                       3,424,837

HEALTH CARE--3.4%

Apria Healthcare Group                                                                          220,500  (a)           4,410,000

Bergen Brunswig, Cl. A                                                                          383,400                3,474,563

Manor Care                                                                                      142,400  (a)           2,376,300

                                                                                                                      10,260,863

MERCHANDISING--.8%

Venator Group                                                                                   165,100  (a)           2,332,037

SEMICONDUCTORS & EQUIPMENT--9.6%

Actel                                                                                            75,400  (a)           2,761,525

Applied Science and Technology                                                                  175,300  (a)           2,519,938

Brooks Automation                                                                               109,700  (a)           2,907,050

Credence Systems                                                                                348,200  (a)           6,528,750

General Semiconductor                                                                           127,000  (a)           1,452,563

Mattson Technology                                                                              354,900  (a)           4,170,075

Ultratech Stepper                                                                               155,800  (a)           3,661,300

Varian Semiconductor Equipment Associates                                                       223,600  (a)           5,142,800

                                                                                                                      29,144,001

TECHNOLOGY--23.3%

Artesyn Technologies                                                                             50,800  (a)           2,063,750

Avnet                                                                                           191,100                5,135,813

CTS                                                                                             124,500                5,345,719

FileNET                                                                                         153,400  (a)           4,065,100

Gartner Group, Cl. A                                                                            402,900  (a)           3,827,550

General DataComm Industries                                                                     256,600  (a)             833,950

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Hypercom                                                                                        298,000  (a)           2,048,750

Hyperion Solutions                                                                              125,000  (a)           1,750,000

Informix                                                                                        383,150  (a)           1,628,387

Keane                                                                                            84,700  (a)           1,101,100

Kent Electronics                                                                                225,300  (a)           4,196,213

Legato Systems                                                                                  228,500  (a)           2,035,078

MarchFIRST                                                                                      459,800  (a)           2,672,588

Maxtor                                                                                          239,600  (a)           1,871,875

Mentor Graphics                                                                                 186,800  (a)           4,378,125

Perot Systems, Cl. A                                                                            179,900  (a)           1,787,756

Pioneer Standard Electronics                                                                    198,500                2,754,188

Project Software & Development                                                                  129,300  (a)           1,680,900

Quantum--Hard Disk Drive                                                                        624,700  (a)           7,145,006

Renaissance Worldwide                                                                           818,200  (a)           1,022,750

S3                                                                                              130,700  (a)           1,180,384

Silicon Graphics                                                                                460,300  (a)           2,071,350

Structural Dynamics Research                                                                    292,100  (a)           3,012,281

Systems & Computer Technology                                                                   270,800  (a)           3,909,675

Trimble Navigation                                                                              131,100  (a)           3,113,625

                                                                                                                      70,631,913

TRANSPORTATION--.8%

Yellow                                                                                          127,300  (a)           2,291,400

TOTAL COMMON STOCKS

   (cost $284,990,364)                                                                                               303,800,002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   6.08%, 12/7/2000                                                                             715,000                  710,660

   6.10%, 12/21/2000                                                                          1,397,000                1,384,693

   6.10%, 1/4/2001                                                                              771,000                  762,619

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,858,456)                                                                                                   2,857,972
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $287,848,820)                                                            101.1%              306,657,974

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.1%)              (3,322,464)

NET ASSETS                                                                                       100.0%              303,335,510

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


10



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           287,848,820   306,657,974

Cash                                                                    978,689

Receivable for investment securities sold                             4,802,293

Receivable for shares of Common Stock subscribed                         67,847

Dividends receivable                                                     61,382

Prepaid expenses                                                          9,821

                                                                    312,578,006
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           282,885

Payable for investment securities purchased                           8,804,928

Interest payable--Note 2                                                 15,008

Payable for shares of Common Stock redeemed                               7,359

Accrued expenses                                                        132,316

                                                                      9,242,496
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      303,335,510
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     267,230,309

Accumulated net realized gain (loss) on investments                  17,296,047

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             18,809,154
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      303,335,510
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      12,624,637

NET ASSET VALUE, offering and redemption price per share-Note 3(d) ($)    24.03

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,828 foreign taxes withheld at source)      1,865,092

Interest                                                                33,829

TOTAL INCOME                                                         1,898,921

EXPENSES:

Management fee--Note 3(a)                                            2,267,541

Shareholder servicing costs--Note 3(b)                               1,068,030

Interest expense--Note 2                                               110,162

Custodian fees--Note 3(b)                                               58,698

Prospectus and shareholders' reports                                    54,249

Professional fees                                                       32,280

Registration fees                                                       17,404

Directors' fees and expenses--Note 3(c)                                  6,139

Miscellaneous                                                            3,327

TOTAL EXPENSES                                                       3,617,830

INVESTMENT (LOSS)                                                  (1,718,909)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             26,952,788

Net unrealized appreciation (depreciation) on investments           36,807,976

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              63,760,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                62,041,855

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,718,909)         (2,365,649)

Net realized gain (loss) on investments        26,952,788          16,860,336

Net unrealized appreciation (depreciation)
   on investments                              36,807,976          46,041,133

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   62,041,855          60,535,820
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (18,245,311)                --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  52,661,143          79,672,928

Dividends reinvested                           17,817,025                --

Cost of shares redeemed                       (80,571,640)       (171,484,720)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (10,093,472)        (91,811,792)

TOTAL INCREASE (DECREASE) IN NET ASSETS        33,703,072         (31,275,972)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           269,632,438          300,908,410

END OF PERIOD                                 303,335,510          269,632,438
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,282,681            3,923,980

Shares issued for dividends reinvested            850,455                  --

Shares redeemed                                (3,523,250)          (8,550,678)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (390,114)          (4,626,698)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.72         17.06           21.95          17.66         14.00

Investment Operations:

Investment income (loss)-net                                 (.13)(a)       (.16)(a)       (.09)(a)            --            .07

Net realized and unrealized
   gain (loss) on investments                                    4.85          3.82          (4.39)          6.43           4.69

Total from Investment Operations                                 4.72          3.66          (4.48)          6.43           4.76

Distributions:

Dividends from investment income--net                              --            --          (.02)           (.04)          (.09)

Dividends from net realized gain
   on investments                                              (1.41)            --          (.39)          (2.10)         (1.01)

Total Distributions                                            (1.41)             --         (.41)          (2.14)         (1.10)

Net asset value, end of period                                  24.03          20.72        17.06           21.95          17.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                23.78          21.45       (20.83)          40.22          35.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                            1.16           1.23          1.21           1.23          1.27

Ratio of interest expense and dividends on
   securities sold short to average net assets                    .04            .05           .01            .02           .02

Ratio of net investment income (loss)
   to average net assets                                        (.57)          (.78)          (.44)           .22           .62

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --            --            .05           .41

Portfolio Turnover Rate                                        169.12         170.38        132.38          76.11        183.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         303,336        269,632       300,908        376,738        16,852

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



14


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of

                                                                    The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


16

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund reclassed the current year investment loss of $1,718,909 to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 2000 was approximately $1,658,100, with a related weighted average annualized interest rate of 6.64%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may
make    payments    to    Service

                                                                 The  Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, the fund was charged $755,847 pursuant to the Shareholder Services Plan, of which $515,628 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $185,651 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $58,698 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 25, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 25, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance.

18

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $511,001,628 and $531,603,000, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$18,809,154,   consisting  of  $43,549,073  gross  unrealized  appreciation  and
$24,739,919 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund (one of the series constituting Dreyfus Growth and Value Funds, Inc.) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 8, 2000

20



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designated 8.15% of the ordinary dividends paid during the fiscal year ended October 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 tax returns.

                                                             The Fund 21

                   For More Information

                        Dreyfus Small Company Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  253AR0010